AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger ("Agreement"), is made and entered into this 9th day of March 2006, by and among GROWTH MERGERS, INC., a Nevada corporation ("GROWTH"), having its principal offices at 2533 North Carson Street, Carson City, Nevada 89706; GROWTH ACQUISITION CORP., a Washington corporation ("MERGERCO"); NEAH POWER SYSTEMS, INC., a Washington corporation ("NEAH"); and SUMMIT TRADING LIMITED, a BVI corporation, and SPECIAL INVESTMENTS ACQUISITIONS ASSOCIATES LLC, a Delaware limited liability company (collectively, the "GROWTH Principal Stockholders").  GROWTH, MERGERCO, NEAH and the GROWTH Principal Stockholders are hereinafter sometimes collectively referred to as the "Parties."

RECITALS:

A.

GROWTH desires to acquire all of the issued and outstanding capital stock of NEAH, through the merger of MERGERCO with and into NEAH (the "Merger"), with NEAH as the surviving corporation of the Merger.

B.

It is the intention of the parties hereto that: (i) the Merger shall qualify as a tax free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and the parties intend this Agreement to qualify as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a), and (ii) the Merger shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where the NEAH Security Holders reside.

C.

The board of directors of each of GROWTH, MERGERCO and NEAH and the GROWTH Principal Stockholders each deem it to be in the best interests of GROWTHand NEAH and their respective shareholders to consummate the Merger, as a result of which GROWTH shall acquire all of the issued and outstanding capital stock of NEAH.

D.

On the "Effective Time" of the Merger, GROWTH or its affiliates shall provide the sum of Five Hundred Thousand Dollars ($500,000) to NEAH for working capital (the "Initial Financing"); 100% of the proceeds of such Initial Financing will be transferred to NEAH pursuant to this Agreement.

E.

Immediately following the Effective Time of the Merger (a) the NEAH Security Holders shall own approximately 25% of the "GROWTH Fully-Diluted Common Stock" (as hereinafter defined), and (b) the GROWTH Principal Stockholders, all other holders of GROWTH Common Stock and the holders of securities in connection with the GROWTH Initial Financing shall own 75% of such GROWTH Fully-Diluted Common Stock

F.

Following the Effective Time of the Merger, GROWTH shall undertake to consummate, within forty-five (45) days of the Effective Time of the Merger, the $2,000,000 minimum "GROWTH Additional Financing" the effect of which shall dilute only the equity interests of the GROWTH Principal Stockholders.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

"Applicable Law" means any domestic or foreign law, statute, regulation, rule, policy, guideline or ordinance applicable to the businesses of the Parties, the Merger and/or the Parties.

"Articles of Merger" shall mean the certificate of merger of MERGERCO with and into NEAH pursuant to the WBCA, and in the form of Exhibit A annexed hereto and made a part hereof.

"Business Day" shall mean any day, excluding Saturday or Sunday or any other day on which national banks located in New York, New York shall be closed for business.

"Dollar" and "$" means lawful money of the United States of America.

"Effective Time" shall mean the date upon which the Merger of MERGERCO into NEAH shall be consummated pursuant to the filing of the Articles of Merger with the Secretary of State of the State of Washington.

 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

"GAAP" means generally accepted accounting principles in the United States of America as promulgated by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board or any successor Institutes concerning the treatment of any accounting matter.

"GROWTH Additional Financing" shall mean the sale, on any one or more occasions, of debt or equity securities of GROWTH pursuant to which GROWTH shall have received gross cash proceeds of not less than $2,000,000 and not more than $2,500,000, all upon such terms and conditions as shall be acceptable to the Board of Directors of GROWTH; provided, however, that to the extent that any of the maximum of $500,000 of Stockholder Debt shall be converted by the holder(s) into Stockholder Loan Shares, the same shall be deemed to be credited toward the minimum $2,000,000 of GROWTH Additional Financing.

"GROWTH Common Stock" shall mean the shares of common stock of GROWTH, $0.001 par value per share.

 "GROWTH Financings" shall mean the collective reference to the GROWTH Initial Financing and any one or more GROWTH Additional Financing.

"GROWTH Fully-Diluted Common Stock" means, as at the time in question, the maximum number shares of GROWTH Common Stock that are issued and outstanding, after giving effect to: (a) the issuance of all of the Merger Shares; (b) the issuance of all Series A Preferred Conversion Shares; and (c) the issuance of any other shares of GROWTH Common Stock that are issuable upon conversion of any GROWTH notes or shares of GROWTH Preferred Stock, or upon the exercise of options, warrants or other rights to purchase shares of GROWTH capital stock, but only to the extent that such securities are (i) outstanding as at the Effective Time of the Merger, or (ii) issued subsequent to the Effective Time of the Merger in connection with (A) the GROWTH Financings, (B) the issuance of the Novellus Shares, and (C) the issuance of the Stockholder Loan Shares; provided, however, that, as used in this Agreement, the term "GROWTH Fully-Diluted Common Stock" shall not mean or include any shares of GROWTH Common Stock issued or issuable upon conversion of any GROWTH notes or shares of GROWTH Preferred Stock, or upon the exercise of options, warrants or other rights to purchase shares of GROWTH capital stock, to the extent such securities are issued or issuable (1) in connection with the Novellus Incentive Warrants and Novellus Incentive Warrant Shares, (2) in connection with any one or more financings subsequent to the GROWTH Financings, (3) in connection with any purchase of the assets, securities or the businesses of any other persons or for any other valid business purpose approved by the Board of Directors (other than the transactions referenced in clauses (a) and (b) above), or (4) in connection with any stock options or other incentive equity securities issued to any employees, board members or consultants of GROWTH or NEAH in consideration of services to be rendered subsequent to the Effective Date of the Merger.

"GROWTH Initial Financing" shall mean the $500,000 financing provided to GROWTH on or before the Effective Time of the Merger.

"GROWTH Principal Stockholders" means Summit Trading Limited, Special Investments Acquisitions Associates LLC and their business associates and affiliates.

 "Knowledge" means the knowledge after reasonable inquiry.

"Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

"Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that has or would have a materially adverse effect on the financial condition, business or results of operations of such entity or group of entities, taken as a consolidated whole.

"Merger Shares" shall mean that number of shares of GROWTH Common Stock to be issued to the NEAH Security Holders on the Closing Date and as at the Effective Time of the Merger as shall represent approximately twenty-five percent (25%) of the GROWTH Fully-Diluted Common Stock, as contemplated by this Agreement; it being the intention of the Parties that an aggregate of 25,000,026 Merger Shares shall be issued to the NEAH Security Holders.

"NEAH Common Stock" means the 7,990,457 issued and outstanding shares of common stock, $0.001 par value per share, of NEAH.

"NEAH Fully-Diluted Common Stock" means the maximum number shares of NEAH Common Stock that are issued and outstanding at the Effective Time of the Merger, plus all additional shares of NEAH Common Stock that would be issuable at the Effective Time of the Merger upon the exercise of all outstanding options, warrants or other rights to purchase shares of NEAH capital stock.

 "NEAH Principal Executive Officer" shall mean any one of Daniel Rosen or David Dorheim, the Chairman of the Board of Directors, the President and Chief Executive Officer, respectively, of NEAH.

 "NEAH Securities" means, as at the date in question, all of the issued and outstanding equity securities of NEAH, consisting of the NEAH Common Stock and (if applicable) any NEAH preferred stock.

"NEAH Security Holders" means the collective reference to all of the record holders of the NEAH Securities at the Effective Time of the Merger, including the NEAH Principal Executive Officers.

"Novellus shall mean Novellus Systems, Inc., a California corporation.

"Novellus Incentive Warrants" shall mean the five (5) year warrants to be issued to Novellus at or within fourteen (14) days following the Effective Time of the Merger (unless extended by mutual agreement of NEAH and Novellus), entitling the holder(s) to purchase up to 4,705,000 shares of GROWTH Common Stock at an exercise price per share of $0.001; which Novellus Incentive Warrants shall be exercisable only upon achieving certain business and/or technical milestones, all as shall be negotiated between NEAH and Novellus.

"Novellus Incentive Warrant Shares" shall mean the aggregate number of shares of GROWTH Common Stock issuable upon the full exercise of the Novellus Incentive Warrants.

 "Novellus Shares" means that number of shares of GROWTH Common Stock (anticipated to be 750,000 shares of Common Stock) as shall be determined by dividing (i) the aggregate amount of the $150,000 of accounts payable and other amounts due from NEAH to Novellus as at the Effective Date of the Merger (the "Novellus Obligations"), by a price per share which is $0.20 per share.

 "Person" means any individual, corporation, partnership, trust or unincorporated organization or a government or any agency or political subdivision thereof.

"Series A Preferred Certificate of Designation" shall mean the certificate of the designations, rights, preferences and privileges of the Series A Preferred Stock of GROWTH, in the form annexed hereto as Exhibit B and made a part hereof.

"Series A Preferred Conversion Shares shall mean the maximum number of shares of GROWTH Common Stock into which the Series A Preferred Stock shall be converted, being a maximum of (a) sixty-five percent (65%) of the GROWTH Fully-Diluted Common Stock (anticipated to be 65,000,000 shares of GROWTH Common Stock), less (b) the sum of (i) the Novellus Shares, (ii) Stockholder Loan Shares, and (iii) any shares of GROWTH Common Stock that are issued or issuable in connection with any one or more of the GROWTH Additional Financings aggregating maximum gross proceeds (inclusive of gross proceeds from conversion of any Stockholder Debt into Stockholder Loan Shares) not to exceed $3,000,000 in the aggregate.

 "Series A Preferred Stock" shall mean the 6,500,000 shares of Series A voting convertible preferred stock, par value $0.001 per share, of GROWTH that is authorized for issuance to the GROWTH Principal Stockholders pursuant to the Series A Preferred Certificate of Designation; which shares of Series A Preferred Stock, as provided in the Series A Preferred Certificate of Designation, shall: (a) vote, together with the GROWTH Common Stock on an "as converted basis," (b) upon consummation of the GROWTH Additional Financing, automatically (and without any further action on the part of the holder(s)) be converted into the Series A Preferred Conversion Shares; (c) have a liquidation value equal to its par value per share (a total of $6,500.00) and (d) except for such liquidation value, shall have no greater rights or privileges than the GROWTH Common Stock.

"Stockholder Loan Shares" shall mean the sum of: (a) that number of shares of GROWTH Common Stock, as shall be determined by dividing: (i) the aggregate amount of indebtedness owed by NEAH to certain of its stockholders in connection with loans aggregating up to $500,000 that have been or will be made to NEAH prior to or within five (5) Business Days following the Effective Time of the Merger (the "Stockholder Debt"); by (ii) by a price per share which is $0.20 per share; plus (b) all shares of GROWTH Common Stock issuable upon the full exercise of the Stockholder Warrants.

"Stockholder Warrants" shall mean the five (5) year warrants to purchase that number of shares of GROWTH Common Stock as shall be determined by dividing: (i) 150% of the aggregate amount of Stockholder Debt; by (ii) by a price per share which is $0.20 per share.

"Stock Subscription Agreement" means that certain agreement dated as of March 8, 2006, by and between GROWTH and the GROWTH PRINCIPAL STOCKHOLDERS providing for the acquisition by the GROWTH Principal Stockholders of the Series A Preferred Stock.

 "Surviving Entity" shall mean NEAH as the surviving entity in the Merger as provided in Section 1.3.

"Tax" (and, with correlative meaning, "Taxes" and "Taxable") means:

(i) any income, alternative or add-on minimum tax, gross receipts tax, sales tax, use tax, ad valorem tax, transfer tax, franchise tax, profits tax, license tax, withholding tax, payroll tax, employment tax, excise tax, severance tax, stamp tax, occupation tax, property tax, environmental or windfall profit tax, custom, duty or other tax, impost, levy, governmental fee or other like assessment or charge of any kind whatsoever together with any interest or any penalty, addition to tax or additional amount imposed with respect thereto by any governmental or Tax authority responsible for the imposition of any such tax (domestic or foreign), and

(ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period, and

(iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify any other person.

"Tax Return" means any return, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

"WBCA" means the Business Corporation Act of the State of Washington.

THE MERGER

SECTION 1.

 THE MERGER; EFFECTIVE TIME.

1.1

The Merger.

At the Effective Time and subject to and upon the terms and conditions of this Agreement, MERGERCO shall, and GROWTH shall cause MERGERCO to, merge with and into NEAH in accordance with the provisions of the WBCA, the separate corporate existence of MERGERCO shall cease and NEAH shall continue as the Surviving Entity.  The Effective Time of the Merger shall occur upon the filing with the Secretary of State of the State of Washington of the Articles of Merger executed in accordance with the applicable provisions of the WBCA, or at such later time as may be agreed to by GROWTH and NEAH and specified in the Certificate of Merger subject to the satisfaction or waiver of each of the conditions set forth in Section 4.  The date on which the Effective Time occurs is referred to as the "Effective Date."  Provided that this Agreement has not been terminated, the Parties will cause the Articles of Merger to be filed at Closing.

(a)

Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the WBCA, at the Effective Time, all NEAH Securities shall be converted into the right to receive the Merger Shares.  In connection therewith, the following terms shall apply:

(b)

Exchange Agent.  GROWTH's corporate counsel, David Otto, Esq., shall act as the exchange agent (the "Exchange Agent") for the purpose of exchanging NEAH Securities for the Merger Shares. At or prior to the Effective Date, GROWTH shall deliver to the Exchange Agent certificates evidencing the Merger Shares.   The Merger Shares issued at the Effective Time of the Merger shall be registered in the names of the NEAH Security Holders in such amounts and proportions as are set forth on Schedule 1.1 annexed hereto and made a part hereof.

1.2

Conversion of Securities.

(a)

Conversion of NEAH Securities.  At the Effective Time, by virtue of the Merger and without any action on the part of GROWTH, MERGERCO, NEAH or the holders of any of their respective securities:

(i)

Each of the 7,990,457 shares of NEAH Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into, and represent the right to receive, 3.1287321 Merger Shares (the "Conversion Rate"). All fractional shares obtained by applying such conversion shall be rounded up to the nearest whole share.

(ii)

All warrants to purchase shares of NEAH Common Stock and all options entitling the holder to purchase shares of NEAH Common Stock are "out of the money" and without value as at the date of this Agreement and as at the Effective Date, and shall be cancelled and retired and cease to exist as at the Effective Date of the Merger; provided, however, that GROWTH shall set aside and reserve for issuance 225,000 shares of GROWTH Common Stock for issuance to any holder of a warrant to purchase share of NEAH Common Stock which has not terminated or expired.

(iii)

All NEAH Securities shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such NEAH Securities shall cease to have any rights with respect thereto, except the right to receive the Merger Shares to be issued pursuant to this Section 1.2(a) (fractional shares may be issued rounded to the hundredth decimal point) upon the surrender of such certificate in accordance with Section 1.8, without interest.

(iv)

Each NEAH Share that immediately prior to the Effective Time is held by NEAH as a treasury share shall be cancelled and retired without payment of any consideration therefor and without any conversion thereof into a right to receive the Merger Shares.

(b)

Conversion of MERGERCO Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of GROWTH, MERGERCO, NEAH or the holders of any of their respective securities, each share of capital stock of MERGERCO outstanding immediately prior to the Effective Time shall be converted into one share of the common stock of the Surviving Entity and the share of common stock of the Surviving Entity so issued in such conversion shall constitute the only outstanding share of capital stock of the Surviving Entity and the Surviving Entity shall be a wholly owned subsidiary of GROWTH.

(c)

Exemption from Registration.  The Parties intend that (i) the Merger Shares to be issued by GROWTH to the NEAH Security Holders, and (ii) the Series A Preferred Stock to be issued by GROWTH to the GROWTH Principal Stockholders and the Series A Preferred Conversion Shares shall be exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act to NEAH Security Holders and the rules and regulations promulgated thereunder.

1.3

Closing.

The closing of the Merger (the "Closing") will take place at the offices of David Otto, Esq., counsel to GROWTH, at his office in Seattle, Washington, within one (1) Business Day following the satisfaction or waiver of the conditions precedent set forth in Section 4 or at such other date as GROWTH and NEAH shall agree (the "Closing Date"), but in no event shall the Closing Date occur later than March 15, 2006.

1.4

Effect Of The Merger.

The Merger shall have the effect set forth in Section 23B.11.060 of the WBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of NEAH and MERGERCO shall vest in the Surviving Entity, and all debts, liabilities and duties of NEAH and MERGERCO shall become the debts, liabilities and duties of the Surviving Entity.

1.5

Certificate Of Incorporation and Bylaws; Directors And Officers.

Prior to the Effective Time of the Merger:

(a)

The Certificate of Incorporation of GROWTH, as amended and restated in accordance with Exhibit C annexed hereto and made a part hereof shall be the Certificate of Incorporation of GROWTH following the Merger.   The Bylaws of GROWTH, as amended and restated in accordance with Exhibit D annexed hereto and made a part hereof shall be the Bylaws of GROWTH following the Merger.

(b)

The initial board of directors of GROWTH and its NEAH subsidiary subsequent to the Merger shall be (i) three (3) of the current members of NEAH’s Board of Directors, (ii) two representatives of the GROWTH Principal Stockholders, and (iii) two other persons acceptable to the GROWTH Principal Stockholders who shall be independent directors (within the meaning of the Sarbanes Oxley Act of 2002, as amended).  Such initial members of the board of directors shall serve until the earlier of their death, resignation or removal or until the next annual meeting of the stockholders of GROWTH, when their respective successors are duly appointed and qualified. The officers of GROWTH subsequent to the Merger shall be the current officers of NEAH. Subject to the observance of their fiduciary duties, three (3) of the current members of the NEAH Board of Directors shall continue to serve as members of the Board of Directors of NEAH and GROWTH for not less than 180 days following the Effective Date of the Merger.

1.6

 Further Actions.

(a)

If, at any time after the Effective Time, the Surviving Entity considers or is advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm (of record or otherwise) in the Surviving Entity its right, title or interest in, to or under any of the rights, properties, or assets of either NEAH or MERGERCO, or otherwise to carry out the intent and purposes of this Agreement, the officers and directors of the Surviving Entity will be authorized to execute and deliver, in the name and on behalf of each of NEAH and MERGERCO, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of NEAH and MERGERCO, all such other actions and things as the Board of Directors of the Surviving Entity may determine to be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Entity or otherwise to carry out the intent and purposes of this Agreement.

(b)

On the Effective Date of the Merger, GROWTH shall file an amendment to its certificate of incorporation changing its name to NEAH POWER SYSTEMS, INC., or such other name as shall be acceptable to NEAH.

1.7

Restrictions On Resale

(a)

The Merger Shares and Series A Preferred Stock.  The Merger Shares and the Series A Preferred Stock will not be registered under the Securities Act, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of until: (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) GROWTH receives an opinion of counsel for the stockholder, reasonably satisfactory to counsel for GROWTH, that an exemption from the registration requirements of the Securities Act is available.

The certificates representing the Merger Shares and Series A Preferred Stock to be issued on the Effective Date pursuant to this Agreement shall contain a legend substantially as follows:

"THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR NEAH POWER SYSTEMS, INC.

RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO COUNSEL FOR NEAH POWER SYSTEMS, INC.  THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

"PURSUANT TO THE AGREEMENT AND PLAN OF MERGER DATED AS OF MARCH 9, 2006, BY AND AMONG NEAH POWER SYSTEMS, INC., A WASHINGTON CORPORATION ("NEAH WASHINGTON"), GROWTH ACQUISITION CORP., NEAH POWER SYSTEMS, INC. (formerly, GROWTH ACQUISITION, INC.), A NEVADA CORPORATION ("NEAH NEVADA") AND CERTAIN OF THE SHAREHOLDERS AND EXECUTIVE OFFICERS OF NEAH NEVADA, THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN A LOCK-UP AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND NEAH NEVADA."

(b)

The Series A Preferred Conversion Shares.  The Series A Preferred Conversion Shares will not be registered under the Securities Act, or the securities laws of any state, and cannot be transferred, hypothecated, sold or otherwise disposed of until: (i) a registration statement with respect to such securities is declared effective under the Securities Act, or (ii) GROWTH receives an opinion of counsel for the stockholder, reasonably satisfactory to counsel for GROWTH, that an exemption from the registration requirements of the Securities Act is available.

The certificates representing the number of Series A Preferred Conversion Shares into which the Series A Preferred Stock may be converted shall contain a legend substantially as follows:

"THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR NEAH POWER SYSTEMS, INC.   RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO COUNSEL FOR NEAH POWER SYSTEMS, INC.   THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

"PURSUANT TO THE AGREEMENT AND PLAN OF MERGER DATED AS OF MARCH 9, 2006, BY AND AMONG NEAH POWER SYSTEMS, INC., A WASHINGTON CORPORATION ("NEAH WASHINGTON"), GROWTH

ACQUISITION CORP., NEAH POWER SYSTEMS, INC. (formerly, GROWTH ACQUISITION, INC.), A NEVADA CORPORATION ("NEAH NEVADA") AND CERTAIN OF THE SHAREHOLDERS AND EXECUTIVE OFFICERS OF NEAH NEVADA, THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN A LOCK-UP AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND NEAH NEVADA."

1.8

Exchange of Certificates.

(a)

After the Effective Time and pursuant to a customary letter of transmittal or other instructional form provided by the Exchange Agent to the NEAH Security Holders, the NEAH Security Holders shall be required to surrender all their NEAH Securities to the Exchange Agent, and the NEAH Security Holders shall be entitled upon such surrender to receive in exchange therefor certificates representing the proportionate number of Merger Shares into which the NEAH Securities theretofore represented by the stock transfer forms so surrendered shall have been exchanged pursuant to this Agreement.  Until so surrendered, each outstanding certificate which, prior to the Effective Time, represented NEAH Securities shall be deemed for all corporate purpose, subject to the further provisions of this Article I, to evidence the ownership of the number of whole Merger Shares for which such NEAH Securities have been so exchanged.  No dividend payable to holders of Merger Shares of record as of any date subsequent to the Effective Time shall be paid to the owner of any certificate which, prior to the Effective Time, represented NEAH Securities, until such certificate or certificates representing all the relevant NEAH Securities, together with a stock transfer form, are surrendered as provided in this Article I or pursuant to letters of transmittal or other instructions with respect to lost certificates provided by the Exchange Agent.

(b)

All Merger Shares for which the NEAH Securities shall have been exchanged pursuant to this Article I shall be deemed to have been issued in full satisfaction of all rights pertaining to the NEAH Securities.

(c)

All certificates representing NEAH Securities converted into the right to receive Merger Shares pursuant to this Article I shall be furnished to GROWTH subsequent to delivery thereof to the Exchange Agent pursuant to this Agreement.

(d)

On the Effective Date, the stock transfer book of NEAH shall be deemed to be closed and no transfer of NEAH Securities shall thereafter be recorded thereon.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF NEAH

NEAH hereby represents and warrants as follows:

2.1

Organization and Good Standing: Ownership of Shares.  NEAH is a corporation duly organized and validly existing under the laws of the State of Washington.  There are no outstanding subscriptions, rights, options, warrants or other agreements obligating NEAH to issue, sell or transfer any stock or other securities of NEAH except the warrants listed on Schedule 2.1 attached hereto and made a part hereof.

2.2

Corporate Authority.  NEAH has the corporate power to enter into this Agreement and to perform its respective obligations hereunder.  The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by the Board of Directors of NEAH.  The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which NEAH is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to NEAH or its properties.  The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles of Incorporation or by-laws of NEAH.

2.3

Ownership of Shares.  The NEAH Security Holders set forth on Schedule 2.3 are the owners of record and beneficially of all of the issued and outstanding shares of NEAH Common Stock, options and warrants to purchase shares of NEAH Common Stock, which NEAH Securities, to the best of NEAH’s knowledge, are owned free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.  The NEAH Securities set forth on Schedule 2.3 represent 100% of the issued and outstanding capital stock of NEAH and Schedule 2.3 also sets forth the NEAH Fully-Diluted Common Stock, including all additional shares of NEAH Common Stock issuable upon exercise of outstanding warrants and other rights to acquire NEAH Securities.

2.4

Financial Statements, Books and Records.   Schedule 2.4 consists of the financial statements (balance sheet, income statement, notes) of NEAH as of December 31, 2004 and December 31, 2003 and for the two (2) fiscal years then ended, as audited by Grant Thornton & Company (the "Audited Financial Statements"), and (b) the unaudited financial statements of NEAH as of December 31, 2005 and for the fiscal year then ended (the "Unaudited 2005 Financial Statements" and together with the Audited Financial Statements, the "Financial Statements").  The Financial Statements fairly represent the financial position of NEAH as at such dates and the results of their operations for the periods then ended.  The Financial Statements were and will be prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods except as otherwise stated therein and except that the Unaudited 2005 Financial Statements may not include all footnotes normally included under such generally accepted accounting principles.  The books of account and other financial records of NEAH are in all respects complete and correct in all material respects and are maintained in accordance with good business and accounting practices. The Unaudited 2005 Financial Statements are capable of being audited.

2.5

Access to Records.  The corporate financial records, minute books and other documents and records of NEAH have been made available to GROWTH prior to the Closing hereof.

2.6

No Material Adverse Changes.  Except as otherwise described on Schedule 2.6 hereto, since December 31, 2005 there has not been:

(a)

any material adverse change in the financial position of NEAH except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of NEAH;

(b)

any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of NEAH whether or not covered by insurance;

(c)

any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of NEAH capital stock;

(d)

any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by NEAH of any properties or assets, other than as set forth in Section 2.13 below; or

(e)

adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

2.7

Taxes.  NEAH as of December 31, 2005, has filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which had become due as of December 31, 2005, and there are no deficiency notices outstanding.

2.8

Compliance with Laws.  Except as set forth on Schedule 2.8, NEAH has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of NEAH.

2.9

No Breach.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

(a)  violate any provision of the Articles of Incorporation or By-Laws of NEAH;

(b)  violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any contract or other agreement to which NEAH is a party or by or to which it or any of its assets or properties may be bound or subject;

(c)  violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, NEAH or upon the properties or business of NEAH; or

(d)

violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of NEAH.

2.10

Actions and Proceedings.  NEAH is not a party to any material pending litigation or, to its knowledge, any governmental investigation or proceeding not reflected in the NEAH Financial Statements, and to its best knowledge, no material litigation, claims, assessments or Non-governmental proceedings are threatened against NEAH except as set forth on Schedule 2.10 attached hereto and made a part hereof.

2.11

Agreements.  Schedule 2.11 sets forth any material contract or arrangement to which NEAH is a party or by or to which it or its assets, properties or business are bound or subject, whether written or oral.

2.12

Brokers or Finders.  No broker's or finder's fee will be payable by NEAH in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by NEAH or any of its Shareholders.

2.13

Real Estate.  Except as set forth on Schedule 2.13, NEAH owns no real property nor is a party to any leasehold agreement.

2.14

Tangible Assets.  Except as set forth on Schedule 2.14 hereto, NEAH has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, projects, owned or leased by NEAH, any related capitalized items or other tangible property material to the business of NEAH (the "Tangible Assets").  NEAH holds all rights, title and interest in all the Tangible Assets owned by it on the Balance Sheet or acquired by it after the date on the Balance Sheet free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances.  All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of NEAH and conform to all applicable laws, ordinances and government orders, rules and regulations relating to their construction and operation, except as set forth on Schedule 2.14 hereto.

2.15

Liabilities.  NEAH did not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which are not fully, fairly and adequately reflected on the Financial Statement except for a specific Liabilities set forth in the Unaudited Financial Statements or on Schedule 2.15 attached hereto and made a part hereof.  As of the date of Closing, NEAH will not have any Liabilities, other than Liabilities fully and adequately reflected on the Financial Statements except for Liabilities incurred in the ordinary course of business and as set forth in Schedule 2.15.  There is no circumstance, condition, event or arrangement which may hereafter give rise to any Liabilities not in the ordinary course of business.

2.16

Operations of NEAH.  From December 31, 2005 through the Closing Date, NEAH has not and will not have:

(a)

incurred any indebtedness or borrowed money, except for the Novellus Obligations and the Stockholders Debt;

(b)

declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

(c)

made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

(d)

except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(e)

disposed of any assets of NEAH except in the ordinary course of business, except as described in Schedule 2.16;

(f)

materially increased the annual level of compensation of any executive employee of NEAH;

(g)

increased, terminated, amended or otherwise modified any plan for the benefit of employees of NEAH;

(h)

issued any equity securities or rights to acquire such equity securities; or

(i)

except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

2.17

Capitalization.  The authorized capital stock of NEAH consists of 35,000,000 shares of NEAH Common Stock, $.001 per share par value, and 11,000,000 shares of NEAH Preferred Stock, of which (a) 7,990,457 shares of NEAH Common Stock and no shares of NEAH Preferred Stock are presently issued and outstanding, and (b) no shares of NEAH Preferred Stock are presently issued and outstanding. NEAH has not granted, issued or agreed to grant, issue or make any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of NEAH except as set forth on Schedule 2.3 attached hereto and made a part hereof.

2.18

Stockholder Debt and Novellus Obligations.

As at the date hereof and at the Effective Date of the Merger, the outstanding amount of all Stockholder Debt is $142,400 and the aggregate amount owed by NEAH in respect of the Novellus Obligations is $150,000.  Prior to or within five (5) Business Days following the Effective Date, NEAH may incur additional Stockholder Debt of up to $357,600.  Schedule 2.18 lists the names and amounts owed by NEAH to all stockholders of NEAH or their affiliates.

2.19

Full Disclosure.  No representation or warranty by NEAH in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by NEAH pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of NEAH.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF GROWTH

GROWTH hereby represents and warrants as to itself and Mergerco as follows:

3.1

Organization and Good Standing.  GROWTH is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. MERGERCO is a corporation duly organized and validly existing under the laws of the State of Washington.  Each has the corporate power to own its own property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact.

3.2

Corporate Authority.  Each has the corporate power to enter into this Agreement and to perform their respective obligations hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of GROWTH as required by Nevada law and the directors and shareholders of MERGERCO as required by Washington law.  The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which GROWTH is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to GROWTH or its properties.  The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles of Incorporation or by-laws of GROWTH  or MERGERCO.

3.3

Capitalization; Purchase of GROWTH Shares by NEAH Associates; GROWTH Initial Financing and Merger Shares.

(a)

As of the date of this Agreement, GROWTH is authorized to issue 100,000,000 shares of GROWTH Common Stock, $0.001 par value per share, and no shares of GROWTH Preferred Stock, of which (i) 5,240,767 shares of GROWTH Common Stock and (ii) no shares of GROWTH Preferred Stock are issued and outstanding.   As at the date of this Agreement: (i) there are approximately 90 shareholders of record, and no shares of GROWTH Common Stock (other than the Series A Preferred Conversion Shares) are reserved for issuance pursuant to any convertible securities, options or warrants.  Prior to the Effective Time of the Merger, GROWTH shall effect a 2-for-1 stock split of its 5,240,767 outstanding shares of GROWTH Common Stock so that the existing holders of GROWTH Common Stock, including the holders of publicly traded shares shall own an aggregate of 10,491,534 shares of GROWTH Common Stock.

(b)

Immediately prior to the Effective Time of the Merger, GROWTH will amend its certificate of incorporation in accordance with Exhibit C hereto, to authorize for issuance an aggregate of 500,000,000 shares of GROWTH Common Stock, $0.001 par value per share, and 25,000,026 shares of GROWTH Preferred Stock, $0.001 par value per share, of which an aggregate of (i) 10,491,534 shares of GROWTH Common Stock and (ii) 6,500,000 shares of Series A Preferred Stock shall be issued and outstanding immediately prior to the Effective Time of the Merger.

(c)

There are no outstanding warrants, issued stock options, stock rights or other commitments of any character relating to the issued or unissued shares of either Common Stock or Preferred Stock of GROWTH, other than those which are set forth in Section 3.3(d) below.

(d)

Prior to the Effective Time of the Merger, GROWTH and the GROWTH Principal Stockholders have entered into the Stock Subscription Agreement, pursuant to which such GROWTH Principal Stockholders shall purchase 6,500,000 shares of the Series A Preferred Stock from GROWTH.  On the Effective Time of the Merger (i) the GROWTH Principal Stockholders shall be the record and beneficial owner of 6,500,000 shares of GROWTH Series A Preferred Stock, convertible into the Series A Preferred Conversion Shares pursuant to the Series A Preferred Certificate of Designation, and (ii) the remaining GROWTH stockholders (including the holders of publicly traded shares) shall own an aggregate of 10,481,767 shares of Fully-Diluted GROWTH Common Stock, or such other number of shares as shall represent in the aggregate, 10.48% of the shares of GROWTH Fully-Diluted Common Stock to be issued and issuable immediately following the Effective Time of the Merger.

(e)

On or prior to the Effective Time of the Merger, GROWTH shall have in its account and available for use for general corporate purposes of NEAH not less than five hundred thousand dollars ($500,000).

(f)

At the Closing, the Merger Shares to be issued and delivered to the NEAH  Security Holders hereunder will when so issued and delivered, constitute valid and legally issued shares of

GROWTH Common and Preferred Stock, fully paid and nonassessable.  The Merger Shares issuable to such NEAH Security Holders shall represent approximately 25% of the GROWTH Fully-Diluted Common Stock as at the Effective Time of the Merger.  For the avoidence of doubt, the GROWTH Fully-Diluted Common Stock as at the Effective Time of the Merger shall not mean or include any shares of GROWTH Common Stock issuable upon exercise of the Novellus Incentive Warrants; which issuance(s) shall dilute all stockholders of GROWTH on a pro-rata basis.

3.4

GROWTH 2005 Balance Sheet and Liabilities.

(a)

Schedule 3.4 consists of a statement of the assets and liabilities of GROWTH as at December 31, 2005 (the "GROWTH 2005 Balance Sheet").  Except as set forth on the GROWTH 2005 Balance Sheet or otherwise disclosed on Schedule 3.4, since January 1, 2006, GROWTH has no other assets and has incurred no other liabilities, debts or obligations, whether fixed, contingent or otherwise required to be set forth on a balance sheet prepared in accordance with GAAP.  The books of account and other financial records of GROWTH are in all respects complete and correct in all material respects and are maintained in accordance with good business and accounting practices.

(b)

GROWTH disposed of all of its operating assets and liabilities, effective as of December 31, 2002, and since such date has not conducted any trade or business activities whatsoever, other than as set forth on Schedule 3.4 annexed hereto.

3.5

No Material Adverse Changes.

Except as set forth on Schedule 3.5 hereto, since December 31, 2005, there has not been:

(a)

any material adverse changes in the financial position of GROWTH except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of GROWTH, and will be consistent with the representations made by GROWTH to NEAH.

(b)

any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of GROWTH whether or not covered by insurance;

(c)

any declaration setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of GROWTH capital stock;

(d)

any sale of an asset (other than in the ordinary course of business) or any mortgage pledge by GROWTH of any properties or assets; or

(e)

adoption or modification of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

(f)

except in the ordinary course of business, incurred or assumed any indebtedness or liability, whether or not currently due and payable;

(g)

any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

(h)

any material increase in the annual level of compensation of any executive employee of GROWTH;

(i)

except in the ordinary course of business, entered into or modified any contract, agreement or transaction, except as described in Schedule 3.5;

(x)

issued any equity securities or rights to acquire equity securities other than as set forth in Schedule 3.5.

3.6

Taxes.  GROWTH has timely filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date, and there are no deficiencies outstanding.

3.7

Compliance with Laws.  GROWTH has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business, which, if not complied with, would materially and adversely affect the business of GROWTH or the trading market for the GROWTH Shares and specifically, and GROWTH has complied with provisions for registration under the Securities Act of 1933 and all applicable blue sky laws in connection with its public stock offering and there are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto.

3.8

Actions and Proceedings.  GROWTH is not a party to any material pending litigation or, to its knowledge, any governmental proceedings are threatened against GROWTH, except as set forth on Schedule 3.8 attached hereto and made a part hereof.

3.9

Periodic Reports.  GROWTH has not filed forms or reports with the Securities and Exchange Commission ("SEC") since 2003 and has not been a reporting company under the Securities Exchange Act of 1934, as amended, since that time.  Prior to such date, all such reports and statements filed by GROWTH with the SEC did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading.

3.10

Disclosure.  GROWTH has (and at the Closing it will have) disclosed in writing to NEAH all events, conditions and facts materially affecting the business, financial conditions or results of operation of GROWTH all of which have been set forth herein.  GROWTH has not now and will not have, at the Closing, withheld disclosure of any such events, conditions, and facts which they have knowledge of or have reasonable grounds to know may exist.

3.11

Access to Records.  The corporate financial records, minute books, and other documents and records of GROWTH have been made available to NEAH prior to the Closing hereof.

3.12

No Breach.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

(a)

violate any provision of the Articles of Incorporation or By-Laws of GROWTH;

(b)

violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which GROWTH is a party or by or to which it or any of its assets or properties may be bound or subject;

(c)

violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, GROWTH or upon the securities, properties or business to GROWTH; or

(d)

violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein.

3.14

Brokers or Finders.  No broker's or finder's fee will be payable by GROWTH in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions of GROWTH.

3.15

Authority to Execute and Perform Agreements.  GROWTH has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder.  This Agreement has been duly executed and delivered and is the valid and binding obligation of GROWTH enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by GROWTH of this Agreement, in accordance with its respective terms and conditions will not:

(a)

require the approval or consent of any governmental or regulatory body or the approval or consent of any other person;

(b)

conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to GROWTH, or any instrument, contract or other agreement to which GROWTH is a party or by or to which GROWTH is bound or subject; or

(c)

result in the creation of any lien or other encumbrance on the assets or properties of

GROWTH.

3.16

Full Disclosure.  No representation or warranty by GROWTH in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished by GROWTH pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to complete and correct presentation of all material aspects of the business of GROWTH.

SECTION 4.  CONDITIONS PRECEDENT

4.1

Conditions Precedent to the Obligation of NEAH.  All obligations of NEAH and the NEAH Security Holders under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, as indicated below, of each of the following conditions (any one of which may be waived at Closing by NEAH):

(a)

The representations and warranties by or on behalf of GROWTH contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of Closing Date as though such representations and warranties were made at and as of such time.

(b)

GROWTH shall have performed and complied in all material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

(c)

On the Closing Date, an executive officer of GROWTH or one of the GROWTH Principal Stockholders shall have delivered to NEAH a certificate, duly executed by such Person and certifying, that to the best of such Person’s knowledge and belief, the representations and warranties of GROWTH set forth in this Agreement are true and correct in all material respects.

(d)

On or before the Closing, the Board of Directors and the shareholders of GROWTH shall have approved, in accordance with Nevada law, the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated herein and authorized all of the necessary and proper action to enable GROWTH to comply with the terms of the Agreement.

(e)

The Merger shall be permitted by Washington law and GROWTH shall have sufficient shares of GROWTH Common Stock authorized to complete the Merger.

(f)

At the Closing, all instruments and documents delivered to NEAH and the Shareholders pursuant to provisions hereof shall be reasonably satisfactory to legal counsel for NEAH.

(g)

At the Closing, GROWTH shall have delivered to NEAH an opinion of counsel to GROWTH dated as of the Closing to the effect that:

(i)

GROWTH is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;

(ii)

This Agreement has been duly authorized, executed and delivered by GROWTH and is a valid and binding obligation of GROWTH enforceable in accordance with its terms;

(iii)

GROWTH, through its Board of Directors and its shareholders, has taken all corporate action under Nevada law that is necessary for the performance by GROWTH of its obligations under this Agreement;

(iv)

The documents executed and delivered to NEAH and the NEAH Security Holders hereunder are valid and binding in accordance with their terms, and the Merger Shares to be issued pursuant to Section 1.1 hereof will be duly and validly issued, fully paid and non-assessable;

(v)

GROWTH has the corporate power to execute, deliver the Merger Shares and perform under this Agreement; and

(vi)

The capitalization of GROWTH as at the Effective Time of the Merger is as set forth in Section 3.3 of this Agreement.

(h)

The Merger Shares to be issued to the Shareholders of NEAH at Closing and the underlying Series A Preferred Conversion Shares will be validly issued, nonassessable and fully paid under the Nevada General Corporation Law and will be issued in a non-public offering and exempt merger transaction in compliance with all federal and state securities laws, bearing a restrictive legend, as is more fully set forth herein.

(i)

An aggregate of not less than $500,000, representing the net proceeds of the GROWTH Initial Financing, on substantially the terms set forth in this Agreement or on other terms as shall be acceptable to NEAH, shall have been deposited in escrow on or before the Closing Date with David Otto, Esq., counsel to GROWTH, which net proceeds shall be delivered to NEAH on or before the Effective Time of the Merger.

(j)

NEAH shall have issued notes or agreements evidencing the $150,000 of Novellus Obligations and the Stockholders Debt and convertible into the Novellus Shares and the Stockholder Loan Shares (anticipated to be a maximum of 3,250,000 shares of GROWTH Common Stock), all upon the terms and conditions set forth in this Agreement.

(k)

GROWTH and Novellus shall have entered into an agreement, all upon terms and conditions acceptable to NEAH, pursuant to which the parties shall confirm the terms of their agreement to renew, assign and extend the Collaboration Agreements between NEAH and Novellus (the "Novellus Collaboration Agreements").

(l)

GROWTH shall have issued to GROWTH Principal Stockholders the shares of Series A Preferred Stock and the Series A Preferred Certificate of Designation has been filed with the Secretary of State of the State of Nevada.

4.2

Conditions Precedent to the Obligations of GROWTH.  All obligations of GROWTH under this Agreement are subject to the fulfillment, prior to or at Closing, of each of the following conditions (any one of which may be waived at Closing by GROWTH):

(a)

The representations and warranties by NEAH contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time;

(b)

NEAH and the NEAH Security Holders shall have performed and complied with, in all material respects, with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied or executed and delivered by them prior to or at the Closing;

(c)

On the Closing Date, one of the NEAH Principal Executive Officers shall have delivered to GROWTH a certificate, duly executed by such Person and certifying, that to the best of such Person’s knowledge and belief, the representations and warranties of NEAH set forth in this Agreement are true and correct in all material respects.

(d)

The holders of a majority of the issued and outstanding shares of NEAH Common Stock shall have approved, ratified and confirmed this Agreement, the Merger and all of the transactions contemplated hereby, all in accordance with applicable Washington law.

(e)

NEAH and all NEAH Security Holders receiving Merger Shares shall deliver to GROWTH a letter commonly known as an "Investment Letter," or investment representations acknowledging that the Merger Shares and Merger Conversion Shares are being acquired for investment purposes.

(f)

The existing employment agreements for each of David Dorheim and Arthur Homa, the President and CEO and Vice President and Chief Scientist, respectively, of NEAH shall remain in full force and effect and GROWTH shall guaranty the obligations of NEAH under such employment agreements.  On or before the Effective Date of the Merger, each of David Dorheim and Arthur Homa shall have executed agreements in form and content acceptable to counsel to GROWTH, to the effect that such Persons (i) shall waive any rights, as a result of consummation of the Merger, to any compensation or other payments by reason of any change of control provisions that may exist in their present employment agreements with NEAH, and (ii) shall waive and release each officer, director, shareholder, agent or employee of GROWTH from and against any claims that such Persons may have in respect of severance or other compensation arising out of their employment with NEAH prior to March 1, 2006.

(g)

An aggregate of not less than $500,000, representing the net proceeds of the GROWTH Initial Financing, on substantially the terms set forth in this Agreement or on other terms as shall be acceptable to GROWTH, shall have been deposited in escrow on or before the Closing Date with David Otto, Esq., counsel to GROWTH; which net proceeds shall be delivered to GROWTH simultaneous with the Effective Time of the Merger.

(h)

NEAH shall have issued the Stockholder Warrants and agreements evidencing the $150,000 of Novellus Obligations and notes evidencing the Stockholder Debt, which Stockholder Debt and Novellus Obligations shall be automatically converted into the Novellus Shares (anticipated to be 750,000 shares of GROWTH Common Stock) and Stockholder Loan Shares (anticipated to be a maximum of 2,500,000 shares of GROWTH Common Stock, exclusive of a maximum additional 3,750,000 Stockholder Loan Shares subsequently issuable upon exercise of the Stockholder Warrants), all upon the terms and conditions set forth in this Agreement.

(i)

GROWTH and Novellus shall have entered into an agreement to confirm the terms of their agreement to renew, assign and extend the Novellus Collaboration Agreements.

(j)

Retention of Key Employees.

 GROWTH shall have received legal or other assurances reasonably satisfactory to it that the key executive and technical employees of NEAH shall have elected to continue their employment with NEAH subsequent to the Effective Time of the Merger; it being understood, however, that any such commitments shall be contingent upon the timely consummation of the GROWTH Financings.

SECTION 5.  COVENANTS

5.1

Corporate Examinations and Investigations.  Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require.  No investigations, by a party hereto shall, however, diminish or waive any of the representations, warranties, covenants or agreements of the party under this Agreement.

5.2

Further Assurances.  The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.  Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

5.3

Confidentiality.  In the event the transactions contemplated by this Agreement are not consummated, GROWTH, the GROWTH Principal Stockholders, NEAH and the NEAH Principal Executive Officers agree to keep confidential any information disclosed to each other in connection therewith for a period of three (3) years from the date hereof; provided, however, such obligation shall not apply to information which:

(i)

at the time of the disclosure was public knowledge;

(ii)

is required to be disclosed publicly pursuant to any applicable federal or state securities laws;

(iii)

after the time of disclosure becomes public knowledge (except due to the action of the receiving party);

(iv)

the receiving party had within its possession at the time of disclosure; or

(v)

is ordered disclosed by a Court of proper jurisdiction.

5.4

Stock Certificates.  At the Closing, the NEAH Security Holders shall have delivered the certificates representing the NEAH Securities duly endorsed (or with executed stock powers) so as to make GROWTH the sole owner thereof.  At such Closing, GROWTH shall issue to the NEAH Security Holders the Merger Shares.

5.5

Investment Letters.  The NEAH Securlty Holders receiving Merger Shares shall have delivered to GROWTH an "Investment Letter" agreeing that the shares are being acquired for investment purposes only and not with the view to public resale or distribution.

5.6

Filing of Certificate of Merger.   The Articles of Merger shall have been filed in the office of the Secretary of State of the State of Washington.

5.7

Covenant to Vote.

By execution of a separate letter agreement in the form of Exhibit E annexed hereto, the holders of a majority of the issued and outstanding voting capital stock of NEAH, voting together as a single class, shall have agreed, subject at all times to the satisfaction of all of the conditions to Closing set forth in Section 4.1 of this Agreement, to vote all of their NEAH Securities entitled to vote at any regular or special meeting of NEAH Security Holders, IN FAVOR of the Merger and all other transactions contemplated by this Agreement and the Exhibits hereto.

5.8

Board of Directors.

At the Effective Time of the Merger, the initial Board of Directors of each of GROWTH and NEAH shall consist of five (5) persons, three (3) of whom shall be members of the current NEAH Board of Directors and two (2) of whom shall be the GROWTH Principal Stockholders or other Persons designated by them.  On or prior to the date on which GROWTH’s Common Stock shall be traded on the NASD OTC-Bulletin Board or another national securities exchange, two (2) additional persons acceptable to the GROWTH Principal Stockholders shall be added as independent directors (as defined in the Sarbanes Oxley Act of 2002 or rules of the stock exchange on which GROWTH trades, including a financial expert).

5.9

Reaffirmation of Non-Disclosure Agreement.

On the Closing Date, Novellus, Intel and each of the NEAH Principal Executive Officers and other key technical employees shall reaffirm in writing the non-disclosure agreements previously executed with NEAH.

5.10

Certain Consents Required.

For so long as GROWTH Principal Stockholders shall hold any shares of Series A Preferred Stock, without the consent of the GROWTH Principal Stockholders or the two (2) representatives of the GROWTH Principal Stockholders on the GROWTH Board of Directors and NEAH Board of Directors, neither NEAH nor GROWTH shall:

(a)

consummate the acquisition or purchase of any assets, capital stock or other securities of any other person, firm, corporation or other business, or enter into any binding agreements to do so; or

(b)

consummate the sale of any assets, capital stock or other securities of GROWTH or any subsidiary thereof, including NEAH, or enter into any binding agreements to do so; or

(c)

consummate any debt or equity financings in excess of $500,000 individually or in the aggregate, or enter into any binding agreements to do so; or

(d)

enter into any employment agreement or other material agreement with any executive, employee or consultant that cannot be cancelled or terminated by GROWTH or NEAH within ninety (90) days of written notice without further liability; or

(e)

mortgage, pledge or otherwise encumber any of the assets of NEAH or GROWTH, or enter into any binding agreement to do so; or

(f)

license or otherwise convey any of the intellectual property of NEAH to any third party, or enter into any binding agreement to do so; or

(g)

enter into any other transaction with officer, director or other affiliate of NEAH or GROWTH.

Section 5.11

Audit and Form 10 Registration Statement.

As soon as practicable after the Closing, NEAH shall have (a) completed the audit of the Unaudited 2005 Financial Statements of NEAH by an auditor acceptable to GROWTH, and (b) delivered to GROWTH a definitive final draft of a Form 10 Registration Statement to register the shares of GROWTH Common Stock under the Securities Exchange Act of 1934, as amended; which Form 10 Registration Statement shall contain all appropriate disclosures of the business, management, risk factors, capitalization and principal security holders of GROWTH and its NEAH subsidiary (after giving effect to the Merger), as shall be required under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Form 10 Registration Statement").  Subject only to receipt of the consent of Grant Thornton & Co. to include the 2003 and 2004 Audited Financial Statements in the filing, GROWTH shall cause the Form 10 Registration Statement to be filed with the SEC not later than five (5) Business Days after the delivery of the items referred to in clauses (a) and (b) above.  In connection with the foregoing, GROWTH and the GROWTH Principal Stockholders shall assist and cooperate with NEAH in complying with the covenants set forth in this Section 5.11.

Section 5.12

Lock-up Agreements.

On the Effective Date of the Merger, each of the GROWTH Principal Stockholders and the holders of a majority of the Merger Shares shall execute and deliver to GROWTH identical agreements (the "Lock-up Agreements"), pursuant to which such Persons shall, inter alia, agree (a) not to effect any public sales of their GROWTH Common Stock for not less than six months following the Effective Time of the Merger (or such longer time (not to exceed 12 months from the Effective Time) as my be required after negotiation with the investors in the GROWTH Additional Financing), and (b) after twelve months from the Effective Time of the Merger, to the extent any Persons shall elect to make public sales under Rule 144, such selling stockholders shall effect sales every ninety (90) days in pro-rata percentages of their respective holdings in GROWTH Common Stock.  In the event that the purchasers of securities in the GROWTH Additional Financing shall require any changes or modifications to such Lock-up Agreements, all parties to the Lock-up Agreements agree to cooperate in order to facilitate consummation of the GROWTH Additional Financing; provided, that all such parties shall be treated equally in connection with any such changes or modifications to the Lock-up Agreement. In addition, should GROWTH file any registration statement under the Securities Act of 1933, as amended, to register shares of GROWTH Common Stock for resale, it shall register for resale all shares of GROWTH Common Stock owned by the NEAH Security Holders if any Series A Conversion Shares are simultaneously registered for resale on behalf of the GROWTH Principal Stockholders

Section 5.13

Stock Option Plan.

Following the Effective Time of the Merger, the board of directors of GROWTH shall form a compensation committee of the board of directors which shall propose an incentive stock option plan for key employees, directors, consultants and others providing services to GROWTH and NEAH, pursuant to which up to 10,000,000 shares of GROWTH Common Stock shall be authorized for issuance upon such terms and conditions as shall be recommended by the compensation committee and approved by a majority of the members of the board of directors (the "Stock Option Plan").  Such Stock Option Plan shall thereupon be submitted to the GROWTH stockholders for approval.

Section 5.14

Indemnification of Officers and Directors.

It is the intention of the Parties that GROWTH and NEAH shall indemnify its officers and directors to the fullest extent permitted by Nevada and Washington law, as applicable.  In such connection, the Parties agree not to amend the certificates of incorporation or by-laws of either GROWTH or NEAH if such amendment shall have the effect of reducing, terminating or otherwise adversely affecting the indemnification rights and privileges applicable to officers and directors of each of GROWTH and NEAH, as the same are in effect immediately prior to the Effective Time of the Merger.

SECTION 6.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

Notwithstanding any right of either party to investigate the affairs of the other party and its Shareholders, each party has the right to rely fully upon representations, warranties, covenants and agreements of the other party and its Shareholders contained in this Agreement or in any document delivered to one by the other or any of their representatives, in connection with the transactions contemplated by this Agreement.  All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the closing hereunder for 3 years following the Closing.

SECTION 7. DOCUMENTS AT CLOSING AND THE CLOSING

7.1

Documents at Closing  At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

(a)

NEAH will deliver, or will cause to be delivered, to GROWTH the following:

(i)

a certificate executed by the President and Secretary of NEAH to the effect that all representations and warranties made by NEAH under this Agreement are true and correct as of the Closing, the same as though originally given to GROWTH on said date;

(ii)

a certificate from the State of Washington dated at or about the Closing to the effect that NEAH is validly existing under the laws of said State;

(iii)

Investment Letters or investment representations in the form executed by each NEAH Shareholder;

(iv)

Stock certificates representing those shares of NEAH to be cancelled and exchanged for the Merger Shares.

(v)

all other items, the delivery of which is a condition precedent to the obligations of GROWTH, as set forth in Section 4.

(b)

GROWTH will deliver or cause to be delivered to NEAH and the NEAH Security Holders:

(i)

stock certificates representing all Merger Shares to be issued as a part of the Merger as described in Section I hereof;

(ii)

a certificate from GROWTH executed by the President or Secretary of GROWTH, to the effect that all representations and warranties of GROWTH made under this Agreement are true and correct as of the Closing, the same as though originally given to NEAH on said date;

(iii)

certified copies of resolutions by GROWTH Board of Directors authorizing this transaction; and an opinion of GROWTH counsel as described in Section 4 above;

(iv)

certificates from the Nevada Secretary of State dated at or about the Closing Date that GROWTH is in good standing under the laws of said State;

(v)

all other items, the delivery of which is a condition precedent to the obligations of NEAH, as set forth in Section 4 hereof.

SECTION 8.  MISCELLANEOUS

8.1

Waivers.  The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no way constitute waiver as to future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

8.2

Amendment.  This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

8.3

Assignment.  This Agreement is not assignable except by operation of law.

8.4

Notice.  Until otherwise specified in writing, the mailing addresses and fax numbers of the parties of this Agreement shall be as follows:

To: GROWTH:

GROWTH MERGERS, INC.

2533 North Carson Street

Carson City, NV 89706

Attn:  Mark Smith, President and CEO

cc:

David Otto, Esq.

The Otto Law Group, PLLC

601 Union Street, Suite 4500

Seattle, Washington 98101

-and-

Stephen A. Weiss, Esq.

Hodgson Russ, LLC

60 East 42nd Street

37th Floor

New York, NY 10165

(212) 661-3535

To: NEAH AND THE NEAH PRINCIPAL EXECUTIVE OFFICERS:

NEAH Power Systems, Inc.

22122 20th Avenue, S.E., Suite 161

Bothell, Washington 98201

Attn:  David Dorheim, President and CEO

cc:

Laura T. Puckett, Esq.

DLA Piper Rudnick Gray Cary US LLP

701 Fifth Avenue, Suite 7000

Seattle, WA  98104-7044

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addressor.

8.5

Governing Law.  This Agreement shall be construed, and the legal relations between the parties determined, in accordance with the laws of the State of Washington, thereby precluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

8.6

Arbitration.  The parties hereby agree that any dispute or cause of action arising under this Agreement shall be settled by arbitration conducted by one arbitrator.  The arbitrator shall be acceptable to both NEAH and GROWTH.  If an arbitrator cannot be agreed upon as provided in the preceding sentence, an arbitrator will be appointed by Judicial Dispute Resolution, LLC, in Seattle, Washington.  The arbitrator shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrator, to discover relevant information from the opposing parties about the subject matter of the dispute.  The arbitrator shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys’ fees and costs, to the same extent as a court of competent law or equity, should the arbitrator determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification.  The decision of the arbitrator shall be written, shall be in accordance with applicable law and with this Agreement, and shall be supported by written findings of fact and conclusion of law which shall set forth the basis for the decision of the arbitrator.  Any such arbitration shall be held exclusively in King County, Washington.

8.7

Publicity.  No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance by the other party.

8.8

Entire Agreement.  This Agreement (including the Exhibits and Schedules to be attached hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, written or oral, with respect hereof.

8.9

Headings.  The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

8.10

Severability of Provisions.  The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

8.11

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

8.12

Binding Effect.  This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors,

successors and assigns.

8.13

Press Releases.  The parties will mutually agree as to the wording and timing of any informational releases concerning this transaction prior to and through Closing.

[the balance of this page intentionally left blank – signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

ATTEST:

            GROWTH MERGERS, INC.

a Nevada corporation

_______________________

By: __________________________

___________, Secretary

Mark Smith, President

GROWTH ACQUISITION CORP

a Washington corporation

______________________

By: __________________________

Secretary

ATTEST:

NEAH POWER SYSTEMS, INC.

a Washington corporation

______________________

By: __________________________

Secretary

David W. Dorheim,

President and CEO

SUMMIT TRADING LIMITED

By:__________________________________

Richard Fixaris, Authorized Signatory

SPECIAL INVESTMENTS ACQUISITIONS

ASSOCIATES LLC

By:_____________________________

Paul Abramowitz, Manager

EXHIBITS

A

Certificate of Merger

B

Series A Preferred Certificate of Designations

C

Restated GROWTH Certificate of Incorporation

D

Restated GROWTH By-Laws

E

Agreement of NEAH Security Holders to Vote

SCHEDULES

NEAH Schedules

2.1

NEAH Warrants and Options currently in existence

2.4

NEAH Financial Statements

2.10

NEAH Claims, Litigation, Government actions pending

2.11

NEAH Significant contracts

2.12

NEAH Brokers Agreements due by NEAH contract

2.13

NEAH List of Real Estate Owned and List of Leases:

2.14

NEAH List of exceptions to the Tangible Assets on balance sheets.

2.15

NEAH List of undisclosed Liabilities

2.17

NEAH List of Subsidiaries

GROWTH Schedules

3.4

GROWTH Financial Statements

3.5

List of transactions of GROWTH for contracts and in which stock has been issued or committed

3.8

GROWTH List of Pending Actions not disclosed in financial statements

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Amendment Agreement ("Amendment"), is made and entered into this 12th day of April 2006 by and among NEAH POWER SYSTEMS, INC. (formerly, Growth Mergers, Inc.), a Nevada corporation ("NEAH-NEVADA"), having its principal offices at 22122 20th Avenue S.E., Bothell, Washington 98201; NEAH POWER SYSTEMS, INC., a Washington corporation ("NEAH"); SUMMIT TRADING LIMITED, a BVI corporation; and SPECIAL INVESTMENTS ACQUISITIONS ASSOCIATES LLC, a Nevada limited liability company (collectively, the "NEAH-NEVADA Principal Stockholders").  NEAH-NEVADA, NEAH and the NEAH-NEVADA Principal Stockholders are hereinafter sometimes collectively referred to as the "Parties."

WHEREAS, on March 9, 2006, the Parties consummated the transactions contemplated by an Agreement and Plan of Merger, dated March 9, 2006 (the "Merger Agreement") among the Parties and Growth Acquisition Corp. ("Mergerco"), pursuant to which Mergerco was merged with and into Neah (the "Merger"), with Neah as the surviving corporation of such Merger;

WHEREAS, it was the intention of the Parties and provided in the Merger Agreement that, upon consummation of the Merger (a) the "Neah Security Holders" (as defined in the Merger Agreement) would own 25% of the "Growth Fully-Diluted Common Stock" (as defined n the Merger Agreement; (b) all holders of Growth Common Stock and other securities of Growth immediately prior to the Merger (other than the "Growth Principal Stockholders" (as defined n the Merger Agreement)) would own 10% of the Growth Fully-Diluted Common Stock; and (c) the "Series A Preferred Conversion Shares" (as defined in the Merger Agreement) issuable to the Growth Principal Stockholders upon conversion of the "Series A Preferred Stock" (as defined in the Merger Agreement) would represent a maximum of 65% of the Growth Fully-Diluted Common Stock, less the sum of (i) the Novellus Shares (if any), (ii) the Stockholder Loan Shares, and (iii) any shares of Growth Common Stock that are issued or issuable in connection with one or more "Growth Additional Financings" (as defined in the Merger Agreement);

WHEREAS, immediately after to the Effective Time of the Merger, excluding the Series A Conversion Shares, and subsequent to a two-for-one forward stock split, there were an aggregate of 10,481,543 shares of Growth Fully-Diluted Common Stock issued and outstanding;

WHEREAS, the parties hereto desire to amend the Merger Agreement, as hereinafter provided, to make the relative percentage ownership by the Neah Security Holders, the Growth Principal Stockholders and the other holders of Growth Common Stock of the Growth Fully-Diluted Common Stock consistent with the intent of the Parties and the stated provisions of the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Parties hereto intending to be bound hereby, it is agreed as follows:

1.

Definitions.

Unless otherwise separately defined in this Amendment, all capitalized terms, when used herein shall have the same meaning as is set forth in the Merger Agreement.

2.

Amendment to Definitions.

(a)

The definition of "Series A Preferred Conversion Shares" as set forth in the Merger Agreement, be and the same hereby is deleted in its entirety and is replaced by the following defined term.

"Series A Preferred Conversion Shares shall mean the maximum number of shares of GROWTH Common Stock into which the Series A Preferred Stock shall be converted, being a maximum of (a) sixty-five (65%) of the GROWTH Fully-Diluted Common Stock (anticipated to be 68,130,030 shares of GROWTH Common Stock), less (b) the sum of (i) the Stockholder Loan Shares, and (ii) any shares of GROWTH Common Stock that are issued or issuable in connection with any one or more of the GROWTH Financings aggregating maximum gross proceeds (inclusive of gross proceeds from conversion of any Stockholder Debt into Stockholder Loan Shares) not to exceed $2,000,000 in the aggregate."

(b)

the definition of "Novellus Shares" as set forth in the Merger Agreement, be and the same hereby is, deleted in its entirety.

3.

Amendment to Section 1.2(a)(i) of the Merger Agreement.

Section 1.2(a)(i) of the Merger Agreement setting forth the "Conversion Rate" applicable to the 7,990,457 shares of NEAH Common Stock issued and outstanding immediately prior to the Effective Time of the Merger, be and the same is hereby, deleted in its entirety, and is replaced by the following Section 1.2(a)(i):

"1.2

Conversion of Securities.

(a)

Conversion of NEAH Securities.  At the Effective Time, by virtue of the Merger and without any action on the part of GROWTH, MERGERCO, NEAH or the holders of any of their respective securities:

(i)

Each of the 7,990,457 shares of NEAH Common Stock issued and outstanding immediately prior to the Effective Time, shall be converted into and represent the right to receive, 3.2793941 Merger Shares (the "Conversion Rate"), or an aggregate of 26,203,858 Merger Shares.  All fractional shares obtained by applying such conversion shall be rounded up to the nearest whole share."

4.

Amendment to Section 3.3(d) of the Merger Agreement.

Section 3.3(d) of the Merger Agreement, be and the same hereby is, deleted in its entirety and is replaced by the Following Section 3.3(d):

"(d)

Prior to the Effective Time of the Merger, GROWTH and the GROWTH Principal Stockholders have entered into the Stock Purchase Agreement, pursuant to which such GROWTH Principal Stockholders shall purchase 6,500,000 shares of the Series A Preferred

Stock from GROWTH.  On the Effective Time of the Merger (i) the GROWTH Principal Stockholders shall be the record and beneficial owner of 6,500,000 shares GROWTH Series A Preferred Stock, convertible into the Series A Preferred Conversion Shares pursuant to the Series A Preferred Certificate of Designation, and (ii) the remaining GROWTH stockholders (including the holders of publicly traded shares) shall own an aggregate of 10,481,543 shares of Fully-Diluted GROWTH Common Stock, or such other number of shares as shall represent in the aggregate, 10.0% of the 104,815,431 shares GROWTH Fully-Diluted Common Stock to be issued and issuable immediately following the Effective Time of the Merger."

5.

Miscellaneous.

Except as specifically amended pursuant to this Amendment, all of the terms and conditions of the Merger Agreement shall remain in full force and effect and are incorporated herein by this reference as though more fully set forth herein at length.

IN WITNESS WHEREOF, the Parties have executed this Amendment, the day and year first above written.

ATTEST:

            NEAH POWER SYSTEMS, INC.

(FORMERLY, GROWTH MERGERS, INC.)

a Nevada corporation

_______________________

By: __________________________

___________, Secretary

Dr. Daniel Rosen, Chairman

ATTEST:

NEAH POWER SYSTEMS, INC.

a Washington corporation

______________________

By: __________________________

Secretary

Paul Abramowitz,

Acting President and CEO

SUMMIT TRADING LIMITED

By:__________________________________

Richard Fixaris, Authorized Signatory

SPECIAL INVESTMENTS ACQUISITIONS

ASSOCIATES LLC

By:_____________________________

Paul Abramowitz, Manager

The undersigned, as the former President of Growth Merger, Inc., and as counsel to the former holders of Common Stock of Growth Mergers, Inc. prior to the Effective Time of the Merger, does hereby consent to the foregoing Amendment to the Merger Agreement.

GROWTH MERGERS, INC.

BY:______________________________

David Otto, President